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                                                                    Exhibit 10.3



                             SPACE SHARING AGREEMENT

         This Space Sharing Agreement (the "Agreement") is made as of January 1, 2000, by and between Intelligroup, Inc., a New Jersey corporation
("Intelligroup") and SeraNova, Inc., a New Jersey corporation ("SeraNova").

                                    RECITALS

         A. Intelligroup is a party to a lease agreement (the "Edison, NJ Lease") pursuant to which Intelligroup leases certain office space for its corporate headquarters (the "Premises").

         B. Intelligroup is a party to leases and/or subleases (the "Intelligroup Leases") for other facilities (such facilities, together with the Premises, are collectively referred to herein as the "Intelligroup Facilities") as listed on Exhibit A hereto.

         C. SeraNova desires to use a portion of the Premises and portions of the other Intelligroup Facilities and, subject to the terms and provisions herein, Intelligroup agrees that SeraNova shall be permitted to use a portion of the Premises and portions of the Intelligroup Facilities.

         NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Premises. Intelligroup agrees that SeraNova shall be permitted to use a portion of the Premises for the purposes permitted under the Edison, NJ Lease subject to the terms and conditions set forth in this Agreement. SeraNova's right to use a portion of the Premises (and its obligation to pay consideration therefore as required pursuant to Section 3 hereof) shall terminate upon termination of the lease for the Premises.

         2. Intelligroup Facilities. Intelligroup and SeraNova acknowledge that as of the date hereof SeraNova is using space at the Intelligroup Facilities. Intelligroup agrees that SeraNova shall be permitted to continue to use the portion of the other Intelligroup Facilities described on Exhibit A for the purposes permitted under the applicable Intelligroup Leases, subject to the terms and conditions of this Agreement. SeraNova's right to use any Intelligroup Facilities (and its obligation to pay consideration therefore as required pursuant to Section 3 hereof) shall terminate upon termination of the applicable Intelligroup Leases.

         3. Consideration. So long as SeraNova uses the Premises or any Intelligroup Facility, SeraNova shall pay to Intelligroup on the first day of each calendar month the amount shown on Exhibit A with respect to the Premises or such Intelligroup Facility as the "Monthly Allocable Rent." The Monthly Allocable Rent set forth on Exhibit A is based upon the ratio of the number of square feet occupied by SeraNova to the total number of square feet of the Premises or such Intelligroup Facility. In addition to the Monthly Allocable Rent, SeraNova shall pay to Intelligroup its proportionate share of any operational costs, common area maintenance charges,
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utilities and similar items not included in the Monthly Allocable Rent
("Additional Rent"). During the term of this Agreement, such Monthly Allocable Rent shall be adjusted, as to the Premises or any Intelligroup Facility, by the same percentage as any rent adjustment (including without limitation, for rent adjustments based on increases in operating expenses, common area maintenance charges and similar items) provided under the terms of the applicable Intelligroup Leases and/or Edison, NJ Lease, such increase to be effective on the date such increase becomes effective under the applicable Intelligroup Leases and/or Edison, NJ Lease. Payments for any partial calendar month shall be prorated on a per diem basis.

         4.       Modification and Termination.

                  (a) Modification. If a party desires to increase or decrease the portion of the Premises or any Intelligroup Facility used pursuant to this Agreement, then SeraNova and Intelligroup will negotiate in good faith with respect to such increase and decrease and the adjustment to the Monthly Allocable Rent and Additional Rent resulting therefrom. Intelligroup covenants and agrees to offer to SeraNova the opportunity to use a portion of any new or expanded facilities leased by Intelligroup.

                  (b) Term; Termination Rights. This Agreement shall become effective on the effective date of that certain Contribution Agreement dated the date hereof, by and among the parties hereto, and shall terminate as to any of the Intelligroup Facilities (including the Premises) on the effective date of the termination contemplated by Section 1 or 2 hereof.

         5. Compliance with Leases. Intelligroup has provided to SeraNova a copy of the Edison, NJ Lease and each other Intelligroup Leases and SeraNova acknowledges receipt thereof. Intelligroup and SeraNova hereby agrees not to take any action or fail to take any action in connection with its use of a portion of the Premises and the other Intelligroup Facilities a result of which would be Intelligroup's violation of any of the terms and conditions of the Edison, NJ Lease or such other Intelligroup Leases, the provisions of which are hereby incorporated by reference. SeraNova agrees to comply with the terms and provisions (other than with respect to payment of monies) of the Edison, NJ Lease and any other Intelligroup Leases with respect to its use of a portion of the applicable Intelligroup Facilities or Premises, it being understood, acknowledged and agreed that SeraNova's obligations to make payments on account of rent, additional rent, or operating expense or common area maintenance surcharges with respect to any and all Intelligroup Facilities or the Premises shall be governed the terms of this Agreement. Intelligroup represents and warrants to SeraNova that Intelligroup shall use its best reasonable efforts to obtain all landlord consents required to be obtained for Intelligroup to allow SeraNova to use portions of the Premises and Intelligroup Facilities, as provided herein, except where the failure to obtain such a consent would not be material.

         6. Modification of Leases. SeraNova acknowledges and agrees that Intelligroup has the right to modify or otherwise amend the Edison, NJ Lease and each other Intelligroup Leases without the consent of SeraNova; provided, however, that in the event such modification results in an increase in the rent or other amounts payable thereunder or a decrease or diminution of the services or space provided therein, SeraNova's rights and obligations with respect to the Premises




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or such Intelligroup Facility shall nonetheless remain as they were prior to such modification unless SeraNova consents, in writing, to any such modifications. Intelligroup will provide SeraNova with prior notice of, and a copy of, any such amendment.

         7.       Indemnity.

                  (a) By SeraNova. SeraNova will indemnify and hold harmless Intelligroup and their respective directors, shareholders, members, managers, officers, employees and agents (collectively, the "Intelligroup Indemnitees") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against any one or more of the Intelligroup Indemnitees by reason of (a) any accident, injury to or death of persons, (b) any failure on the part of SeraNova to perform or comply with any of the terms of this Agreement, the Edison, NJ Lease or the Intelligroup Leases, (c) any liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) due to SeraNova's use and occupancy of the Premises or any Intelligroup Facility or (d) Intelligroup being held in default under the terms and provisions of the Edison, NJ Lease or the Intelligroup Leases, in any such case as a result of any act or omission on the part of SeraNova.

                  (b) By Intelligroup. Intelligroup will indemnify and hold harmless SeraNova and SeraNova's directors, officers, employees and agents (collectively, the "SeraNova Indemnitees") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against any one or more of the SeraNova Indemnitees by reason of (a) any accident, injury to or death of persons, (b) any failure on the part of any of Intelligroup to perform or comply with any of the terms of this Agreement, the Edison, NJ Lease or any SeraNova leases or (c) SeraNova being held in default under the terms and provisions of the Edison, NJ Lease or any SeraNova leases, in any such case as a result of any act or omission on the part of Intelligroup.

         8. Insurance. The parties acknowledge that Intelligroup presently maintains and will continue to maintain, pursuant to the terms of that certain Services Agreement, of even date herewith, entered into by and between Intelligroup and SeraNova (the "Services Agreement"), insurance coverage with respect to Intelligroup's respective leasehold interests (and following the effective date of this Agreement, SeraNova's interests) in any and all of the Intelligroup Facilities and the contents (whether owned by Intelligroup or SeraNova) of such Intelligroup Facilities until the earlier to occur of (i) the termination of this Agreement; or (ii) notification in writing by SeraNova that such coverage is no longer required. Intelligroup shall continue to maintain in full force and effect (including, without limitation, the timely payment of premiums therefor) such insurance coverage in amounts no less than, and for coverages at least as comprehensive as, those maintained as of the date hereof. Notwithstanding the foregoing, SeraNova shall reimburse Intelligroup with respect to SeraNova's allocable share of the premiums for such insurance coverage in accordance with the terms of the Services Agreement. In the event that Intelligroup, using reasonable efforts, is unable to provide such insurance coverage for SeraNova, as an




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additional insured or otherwise, through the insurance policies that
Intelligroup presently maintains, then SeraNova shall immediately obtain its own insurance coverage in amounts no less than, and coverages at least as comprehensive as, those maintained by Intelligroup as of the date hereof.

         9. Notices. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid, (iii) if sent by FedEx or equivalent courier service, on the next business day, or (iv) if by telecopier, upon receipt by the sender of written confirmation of successful transmission. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

                  If to Intelligroup:

                  499 Thornall Street
                  Edison, New Jersey 08837
                  Attention: Ashok Pandey, Co-Chief Executive Officer
                  Telecopy: (732) 362-2100

                  If to SeraNova:

                  c/o Intelligroup
                  499 Thornall Street
                  Edison, New Jersey 08837
                  Attention: Rajkumar Koneru, President and Chairman
                  Telecopy: (732) 362-2100

         10. Governing Law. This Agreement shall be governed by, and be construed in accordance with, the substantive laws of the State of New Jersey.

         11. Amendment. This Agreement may be amended or supplemented at any time provided that any such amendment or supplement shall be made in writing and signed by each of the parties hereto.

         12. Assignment. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, duties, obligations and privileges hereunder may not be assigned by either party without the prior written consent of the other party.

         13. Entire Agreement. This Agreement constitutes the entire agreement between parties relating to the subject matter hereof.







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         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all which together will constitute but one agreement.

         15. Section Headings. The section headings contained herein are for convenience only and shall not affect in any way the interpretation of any of the provisions contained herein.




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         IN WITNESS WHEREOF, the parties hereto have executed this Space Sharing
Agreement as of the date first above written.

                                     INTELLIGROUP, INC.


                                     By:      /s/ Ashok Pandey
                                              ---------------------------------
                                              Ashok Pandey
                                              Co-Chief Executive Officer



                                     SERANOVA, INC.


                                     By:      /s/ Raj Koneru
                                              ---------------------------------
                                              Rajkumar Koneru
                                              President and Chairman




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                                    EXHIBIT A

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               LOCATION AND/OR BRANCH                     PERCENTAGE OF PREMISES ALLOCATED TO SERANOVA

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
                 499 Thornall Street                                        33.65%
                 Edison, New Jersey

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               10210 North 25th Avenue                                      100.0%
                  Phoenix, Arizona

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               9013 North 25th Avenue                                       100.0%
                       Suite 6
                  Phoenix, Arizona

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               9014 North 23rd Avenue                                       100.0%
                       Suite 1
                  Phoenix, Arizona

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                   950 Tower Lane                                           70.0%
                      Suite 300
               Foster City, California

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             9399 West Higgins Building                                     50.0%
                Suite 810, 8th Floor
                 Rosemont, Illinois

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               691 North Squirrel Road                                      100.0%
                      Suite 175
               Auburn Hills, Michigan

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





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